SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2011

TII NETWORK TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State of Incorporation)

66-0328885		001-08048
(Commission File No.)		(IRS Employer Identification No.)

141 Rodeo Drive, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 789-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 18, 2011, at the 2011 Annual Meeting of Stockholders of Tii Network Technologies, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s 2008 Equity Compensation Plan (the “Plan”) to increase the number of shares of the Company’s Common Stock subject to the Plan by 1,000,000 shares to 2,000,000 shares.  The Plan was initially approved by the Company’s stockholders at the Company’s 2008 Annual Meeting of Stockholders held on May 22, 2008.

Immediately prior to approval of the amendment, 965,500 shares of restricted stock were outstanding under the Plan, of which 173,666 shares had vested, leaving 34,500 shares of restricted stock available for future awards and grants prior to the amendment.

The Plan permits the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock and restricted stock units to employees, including officers and directors who are employees, and directors of, and consultants to, the Company, subsidiaries of the Company and any parent of the Company.

This summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Exhibit 99.1 to this Report.  A detailed summary of the Plan can be found in the Company’s Proxy Statement for the Company’s 2011 Annual Meeting of stockholders which was filed by the Company with Securities and Exchange Commission on April 21, 2011.

Item 5.07                      Submission of Matters to a Vote of Security Holders

At the Company’s 2011 Annual Meeting of Stockholders held on May 18, 2011, the Company’s stockholders:

a.	Elected Charles H. House to serve as Class II director until the Company’s 2014 Annual Meeting of Stockholders and until his successor is elected and qualified, by the following vote:

For	Withheld	Broker Non-Votes
5,766,816	186,670	6,848,887

b.	Appoved an amendment to the Company’s 2008 Equity Compensation Plan to increase the number of shares of the Company’s Common Stock subject to that plan by 1,000,000 shares, by the following vote:

For	Against	Abstain	Broker Non-Votes
4,731,119	1,197,146	25,224	6,848,884

c.
Ratified the selection by the Company’s Board of Directors of Marcum LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2011, by the following vote:

For	Against	Abstain
12,233,444	92,433	476,496

Item. 9.01	Financial Statements and Exhibits

(d)           Exhibits:

99.1	The Company’s 2008 Equity Compensation Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TII NETWORK TECHNOLOGIES, INC

Date: May 23, 2011	By:	/s/ Jennifer E. Katsch
Jennifer E. Katsch,
Vice President-Finance,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	The Company’s 2008 Equity Compensation Plan, as amended.

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